Organization and Description of Business	12 Months Ended
Dec. 31, 2022
Organization and Description of Business
Organization and Description of Business

Note 1. Organization and Description of Business

Elutia Inc. (formerly known as Aziyo Biologics, Inc., together with its consolidated subsidiaries, "Elutia” or the “Company”) is a regenerative medicine company, with a focus on patients receiving implantable medical devices. The Company, whose name was changed on September 6, 2023, has developed a portfolio of regenerative products using both human and porcine tissue that are designed to be as close to natural biological material as possible. Elutia’s portfolio of products span the device protection, women’s health and cardiovascular markets. These products are primarily sold to healthcare providers or commercial partners.